EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the filing of the Quarterly Report of Assisted Living Concepts, Inc. (the “registrant”) on Form 10-Q for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “report”), we, Charles H. Roadman II M.D. and John Buono, Chief Executive Officer and Chief Financial Officer, respectively, of the registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

1.	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Charles H. Roadman II M.D.

Charles H. Roadman II M.D.
Chief Executive Officer
November 8, 2012

/s/ John Buono

John Buono
Chief Financial Officer
November 8, 2012